UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Spark I Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO SHAREHOLDERS OF SPARK I ACQUISITION CORPORATION
3790 El Camino Real, Unit #570
Palo Alto, CA 94306
Dear Spark I Acquisition Corporation Shareholder:
You are cordially invited to attend an extraordinary general meeting of Spark I Acquisition Corporation, a Cayman Islands exempted company ( the “Company”, “we”, “us” or “our”), which will be held on July 8, 2025, at 10:00 a.m., Eastern Time, electronically at www.cstproxy.com/sparkiacquisition/SM2025 (the “Shareholder Meeting”). We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website.
You can participate in the Shareholder Meeting, ask questions and vote by visiting www.cstproxy.com/sparkiacquisition/SM2025. The attached notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting and provide information about the Company that you should consider when you vote your shares. As described in the accompanying proxy statement, it is possible that the Company may determine that it is not necessary to hold the Shareholder Meeting and if so determined, the Company will provide you with appropriate notice. As more fully described in the accompanying proxy statement, which is dated June 2, 2025, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement. If adopted, the proposed amendment will extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from July 11, 2025 to September 29, 2026 (the “Charter Extension Date”), or such earlier date as the Company’s board of directors (the “Board”) may approve or such later date as the shareholders may approve in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

2.
Proposal No. 2 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that the Company has until July 11, 2025, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association, to complete a Business Combination. The Board has determined that it is in the best interests of the Company to seek the extension of time by which the Company has to complete a Business Combination. Without the Charter Extension, the Company believes that the Company may not be able to complete a Business Combination on or before July 11, 2025. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate the Trust Account (as defined below).
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and the Company is unable to complete a Business Combination on or before July 11, 2025, the Company will liquidate the Trust Account in accordance with the Memorandum and Articles of Association. If a Business Combination is consummated on or before July 11, 2025, then the Extension Amendment Proposal will not be presented at the Shareholder Meeting. In such event, the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.
Under the Memorandum and Articles of Association, if the Charter Extension is approved and implemented, the holders of the Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the Company’s initial public offering (the “initial public offering”) on October 11, 2023, (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds (the “Redemptions”) held in the Company’s trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”). If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of the Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Charter Extension Date.
On the Record Date (as defined below), the redemption price per Public Share was approximately $10.87, based on the aggregate amount on deposit in the Trust Account of approximately $108,676,137.26 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Company’s Class A Ordinary Shares on Nasdaq on the Record Date was $10.8434. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the per share redemption price as of the Record Date). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before July 11, 2025.
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before July 11, 2025, the Company will as promptly as reasonably possible but not more than ten business days following July 11, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Public Shares who are present virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (i) there are insufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting; or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
The Board has fixed the close of business on May 21, 2025 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and attend and vote at the Shareholder Meeting and any adjournment. Only holders of record of Ordinary Shares on that date are entitled to attend and have their votes counted at the Shareholder Meeting or any adjournment.
The Company believes that it is in the best interests of the Company’s shareholders that the Company obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Your vote is very important.   Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Extension Proposal at the Shareholder Meeting. Accordingly, if you fail to vote virtually or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote virtually, you may withdraw your proxy and vote at the Shareholder Meeting virtually.
You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders. You will also retain the right to redeem your Public Shares for cash in the event such Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. YOU MUST ALSO TENDER YOUR CLASS A ORDINARY SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR CLASS A ORDINARY

SHARES BY EITHER DELIVERING AN INSTRUMENT OF TRANSFER DULY EXECUTED IN FAVOR OF THE COMPANY ACCOMPANIED BY YOUR CLASS A ORDINARY SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR CLASS A ORDINARY SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE CLASS A ORDINARY SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE CLASS A ORDINARY SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of Spark I Acquisition Corporation
/s/ James Rhee

James Rhee
Chief Executive Officer and Chairman of the
Board of Directors

SPARK I ACQUISITION CORPORATION
3790 El Camino Real #570
Palo Alto, CA 94306
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF
SPARK I ACQUISITION CORPORATION
TO BE HELD ON JULY 8, 2025
To the Shareholders of Spark I Acquisition Corporation:
NOTICE IS GIVEN that an extraordinary general meeting of the shareholders of Spark I Acquisition Corporation, a Cayman Islands exempted company (“ the “Company”, “we”, “us” or “our”), will be held on July 8, 2025, at 10:00 a.m., Eastern Time, electronically at www.cstproxy.com/sparkiacquisition/SM2025 (the “Shareholder Meeting”).
We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting, ask questions and vote via live webcast by visiting www.cstproxy.com/sparkiacquisition/SM2025.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on: (A) an extension amendment proposal to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from July 11, 2025 to September 29, 2026 (the “Charter Extension Date”), or such earlier date as the Company’s board of directors (the “Board”) may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and (B) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the accompanying proxy statement, which is dated June 2, 2025 and is first being mailed to shareholders on or about that date. As described in the accompanying proxy statement, it is possible that the Company may determine that it is not necessary to hold the Shareholder Meeting and if so determined, the Company will provide you with appropriate notice.
The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:
1.
Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution, that Article 164 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164:

“(a)   In the event that the Company does not consummate a Business Combination by 30 months after the closing of the IPO, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In the event that the Company is wound up for any reason prior to the consummation of a Business Combination, the Company shall also be required to follow the procedures outlined in sub-articles (ii) and (iii) of this Article 164(a).
(b)   If any amendment is made to Article 164(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within 30 months from the closing of the IPO or with respect to any other provision relating to the rights of holders of our Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.”
2.
Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that the Company has until July 11, 2025, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association, to complete a Business Combination. The Board has determined that it is in the best interests of the Company to seek the extension of time by which the Company has to complete a Business Combination. Without the Charter Extension, the Company believes that it may not be able to complete a Business Combination on or before July 11, 2025. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate the Trust Account (as defined below).
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and the Company is unable to complete a Business Combination on or before July 11, 2025, the Company will liquidate the Trust Account in accordance with the Memorandum and Articles of Association. If a Business Combination is consummated on or before July 11, 2025, then the Extension Amendment Proposal will not be presented at the Shareholder Meeting. In such event, the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under the Memorandum and Articles of Association, if the Charter Extension is approved and implemented, the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the Company’s initial public offering (the “initial public offering”) on October 11, 2023, (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds (the “Redemptions”) held in the Company’s trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”). If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination.
On the Record Date, the redemption price per Public Share was approximately $10.87, based on the aggregate amount on deposit in the Trust Account of approximately $108,676,137.26 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $10.8434. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before July 11, 2025.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Adjournment Proposal is not conditioned upon the approval of the Extension Amendment Proposal. The Company cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved. The amount remaining in the Trust Account may be only a small fraction of the $108,676,137.26 that was in the Trust Account as of the Record Date. The Company will not proceed with the Charter Extension if, on or before July 11, 2025, the Company completes a Business Combination.
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before July 11, 2025, the Company will as promptly as reasonably possible but not more than ten business days following July 11, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. YOU MUST ALSO TENDER YOUR CLASS A ORDINARY SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR CLASS A ORDINARY SHARES BY EITHER DELIVERING AN INSTRUMENT OR TRANSFER DULY EXECUTED IN FAVOR OF THE COMPANY ACCOMPANIED BY YOUR CLASS A ORDINARY SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR CLASS A ORDINARY SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE CLASS A ORDINARY SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE CLASS A ORDINARY SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”

and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Extension Proposal at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either: (i) there are insufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting; or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
Record holders of Ordinary Shares at the close of business on May 21, 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 10,000,000 issued and outstanding Class A Ordinary Shares and 6,422,078 issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights.
The Company’s officers and directors and SLG SPAG Fund LLC (the “Sponsor”) intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the Record Date, the Sponsor and the Company’s directors and officers (collectively, the “Initial Shareholders”) held 39.1% of the issued and outstanding Ordinary Shares. As a result, in addition to approval by the Initial Shareholders, approval of: (i) the Extension Amendment Proposal will require the affirmative vote of at least 4,525,974 Ordinary Shares held by public shareholders (or approximately 45.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes; and (ii) the Adjournment Proposal will require the affirmative vote of at least 1,788,961 Ordinary Shares held by public shareholders (or approximately 17.9% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes.
This proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.
This proxy statement is dated June 2, 2025 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors of Spark I Acquisition Corporation
/s/ James Rhee

James Rhee
Chief Executive Officer and Chairman of the
Board of Directors
June 2, 2025

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Spark I Acquisition Corporation (“ the “Company”, “we”, “us” or “our”), with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the Company’s ability to complete an initial business combination (a “Business Combination”);

•
the anticipated benefits of a Business Combination;

•
the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of the Company; and

•
the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” below and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2025, and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

RISK FACTORS
An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described in our Annual Report, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. If any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment.
There are no assurances that the Charter Extension will enable us to complete a Business Combination.
Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, we can provide no assurances that a Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, we expect to seek shareholder approval of a Business Combination prior to the Charter Extension Date. We are required to offer shareholders the opportunity to redeem their Class A Ordinary Shares in connection with the Extension Amendment Proposal. Even if the Charter Extension is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation of the Trust Account, our shareholders may be unable to recover their investment except through sales of their Class A Ordinary Shares on the open market. The price of the Class A Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of such shares at favorable prices, or at all.
In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.
A public shareholder may request that the Company redeem all or a portion of such public shareholder’s Class A Ordinary Shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Class A Ordinary Shares may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their Class A Ordinary Shares.
In addition, after the Shareholder Meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our securities include, among other things, maintaining a market value of publicly held shares of at least $35 million and a minimum of 300 public holders of our securities. We cannot assure you that any of our securities will be able to meet all of Nasdaq’s continued listing requirements following redemptions in connection with the Shareholder Meeting. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity with respect to our securities;

•
a determination that our shares are a “penny stock,” which will require brokers trading in our shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares;

•
a limited amount of news and analyst coverage for our company; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our securities are listed on Nasdaq, our securities qualify as covered securities under the statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.
We may not be able to complete a Business Combination since such Business Combination may be subject to regulatory review and approval requirements, including through foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.
Our Business Combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”
It is possible that non-U.S. persons could be involved in our Business Combination (e.g., as existing shareholders of a target company or as PIPE (private investment in public equity) investors), which may increase the risk that the Business Combination becomes subject to regulatory review, including review by CFIUS. As such, a Business Combination with a U.S. business or foreign business with U.S. subsidiaries that we may wish to pursue may be subject to CFIUS review. If a particular proposed Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed Business Combination, impose conditions with respect to such Business Combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our Business Combination, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have any foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.
The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate a Business Combination within the applicable time period required under our amended and restated memorandum and articles of association, including as a result of extended regulatory review of a potential Business

Combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants may be worthless.
The SEC has recently issued final rules to regulate special purpose acquisition companies. Certain of the procedures that we may determine to undertake in connection with such rules may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination.
On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”) and guidance relating to SPACs. The 2024 SPAC Rules, among other things, impose additional disclosure requirements for business combination transactions between SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our business, including our ability to complete, and the costs associated with, a Business Combination and results of operations.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a Business Combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
•
restrictions on the nature of our investments; and

•
restrictions on the issuance of securities, each of which may make it difficult for us to complete a Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:
•
registration as an investment company with the SEC;

•
adoption of a specific form of corporate structure; and

•
reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of a Business Combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Class A Ordinary Shares the right to have their Class A Ordinary Shares redeemed in connection with a Business Combination or to redeem 100% of our public shares if we do not complete a Business Combination by July 11, 2025 or (B) with respect to any other provision relating to the rights of holders of our Class A Ordinary Shares; or (iii) absent our completing a Business Combination by July 11, 2025, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. Further, under the subjective test of a “investment company” pursuant to Section 3(a)(1)(A) of the Investment Company Act, even if the funds deposited in the Trust Account were invested in the assets discussed above, there is a risk that we could be deemed an investment company and subject to the Investment Company Act based on the length of time such funds are invested in such assets.
In 2024, the SEC adopted guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. Additionally, if we were deemed to be an investment company, and we are unable to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or abandon our efforts to complete a Business Combination and instead liquidate the Trust Account. As a result, our public shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public shareholders, would be unable to realize the potential benefits of a Business Combination, including the possible appreciation of the combined company’s securities and our warrants may expire worthless.
If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete a Business Combination and instead to liquidate the Company. As a result, our public shareholders may receive only approximately $10.05 per Public Share, or less in certain circumstances, on the liquidation of the Trust Account and our warrants will expire worthless.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Company shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to in this proxy statement, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on July 8, 2025, at 10:00 a.m., Eastern Time electronically at www.cstproxy.com/sparkiacquisition/SM2025 (the “Shareholder Meeting”).
We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting, ask questions and vote via live webcast by visiting www.cstproxy.com/sparkiacquisition/SM2025.
Q:
Why am I receiving this proxy statement?

A:
We are a blank check company incorporated on July 12, 2021, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar combination with one or more businesses or assets.

Following the closing of the Company’s initial public offering on October 11, 2023 (the “initial public offering”), an amount of approximately $100,500,000 ($10.05 per unit offered in the initial public offering (the “Units”)) from the net proceeds of the sale of the Units in the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”) to the Sponsor were placed in a trust account established at the consummation of the initial public offering that holds the proceeds of the initial public offering (the “Trust Account”).
Like most blank check companies, the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”), sold in the initial public offering if there is no qualifying Business Combination consummated on or before July 11, 2025, or such earlier date as the Company’s board of directors (the “Board”) may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association.
Without the Charter Extension, the Company believes that it may not be able to complete a Business Combination on or before July 11, 2025. The Company believes that it is in the best interests of the Company’s shareholders to extend the Company’s deadline for completing a Business Combination until September 29, 2026, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association, in order to allow the Company additional time and opportunity to complete a Business Combination and is therefore holding this Shareholder Meeting.
Q:
When and where will the Shareholder Meeting be held?

A:
The Shareholder Meeting will be held on July 8, 2025, at 10:00 a.m., Eastern Time, electronically at www.cstproxy.com/sparkiacquisition/SM2025. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. In particular, shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting, ask questions and vote via live webcast by visiting www.cstproxy.com/sparkiacquisition/SM2025.

Q:
How do I vote?

A:
If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), on May 21, 2025, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our Units, you may vote virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote if you have already voted by proxy.
If your Shareholder Meeting, including those shares held as a constituent part of our Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting www.cstproxy.com/sparkiacquisition/SM2025 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I attend the virtual Shareholder Meeting?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting July 2, 2025 at 9:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser www.cstproxy.com/sparkiacquisition/SM2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker. If you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7081013#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:
Company shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association pursuant to an amendment in the form set forth on Annex A to this proxy statement. If adopted, the proposed amendment will extend the date by which the

Company has to consummate a Business Combination (the “Charter Extension”) from July 11, 2025 to September 29, 2026 (the “Charter Extension Date”), or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and
2.
Proposal No. 2 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal” and “Proposal No. 2 — The Adjournment Proposal.”
After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Extraordinary General Meeting of Shareholders — Certain Interests of the Company’s Directors and Officers and Others in the Extension Amendment Proposal” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
You are not being asked to vote on a Business Combination at this time. If the Charter Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders. You will also retain the right to redeem your Public Shares for cash in the event such Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.
Q:
Are the proposals conditioned on one another?

A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Adjournment Proposal is not conditioned upon the approval of the Extension Amendment Proposal.

If the Charter Extension is approved and one or more Company shareholders elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in Trust Account (the “Redemptions”), the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares. The Company will retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with such Business Combination.
Q:
Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:
The Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before July 11, 2025. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination.
Without the Charter Extension, the Company believes that it may not be able to complete a Business Combination on or before July 11, 2025. If that were to occur, the Company would be forced to liquidate the Trust Account.
If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient votes to approve the Extension Amendment Proposal.
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and the Company is unable to complete a Business Combination on or before July 11, 2025, the Company will liquidate the Trust Account in accordance with the Memorandum and Articles of Association. If a Business Combination is consummated on or before July 11, 2025, then the Extension Amendment Proposal will not be presented at the Shareholder Meeting. In such event, the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.
Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. One or more shareholders holding at least one-third of the paid up voting share capital of the Company present virtually or by proxy and entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. Ordinary Shares held by the Sponsor and the Company’s directors and officers (collectively, the “Initial Shareholders”), who held 39.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
The approval of the Extension Amendment Proposal requires a special resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting.
Q:
How will the Company’s directors and officers and the Sponsor vote?

A:
The Company’s directors and officers and the Sponsor intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,572,078 Class B Ordinary Shares, representing 33.9% of the Company’s issued and outstanding Ordinary Shares, and the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 850,000 Class B Ordinary Shares, representing 5.2% of the Company’s issued and outstanding Ordinary Shares.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to consummate a Business Combination from July 11, 2025 to September 29, 2026, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association. Without the Charter Extension, the Company believes that the Company may not be able to complete a Business Combination on or before July 11, 2025. If that were to occur, the Company would be forced to liquidate the Trust Account.

Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient votes to approve the Extension Amendment Proposal. If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting virtually or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal are approved.
However, if you fail to attend the Shareholder Meeting virtually or by proxy, or if you do attend the Shareholder Meeting virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote at the Shareholder Meeting.
Q:
Will you seek a further extension to liquidate the Trust Account?

A:
Other than as described in this proxy statement, the Company does not currently anticipate seeking a further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:
What happens if the Extension Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before July 11, 2025, the Company will as promptly as reasonably possible but not more than ten business days following July 11, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public

Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,422,078 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which may expire worthless in the event the Company liquidates the Trust Account.
Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a Business Combination until the Charter Extension Date. The Company will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination (the “Closing”) on or before the Charter Extension Date unless the Board determines that an earlier liquidation is in the best interests of the Company’s shareholders.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by our officers and directors and the Sponsor and its affiliates. Unless the Extension Amendment Proposal is approved, the Company will not proceed with the Charter Extension.
Q:
Where will I be able to find the voting results of the Shareholder Meeting?

A:
We will announce preliminary voting results at the Shareholder Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Shareholder Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Shareholder Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:
If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares upon the approval or effectiveness of the Charter Extension. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. So long as you are a holder at the time of exercise, you may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date, or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the continued listing standards of Nasdaq.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders may send a later-dated, signed proxy card to Spark I Acquisition Corporation at 3790 El Camino Real, Unit #570, Palo Alto, CA 94306 so that it is received by the Company prior to the vote at the Shareholder Meeting (which is scheduled to take place on July 8, 2025) or attend the virtual Shareholder Meeting and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either virtually or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, virtually or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal are approved. The Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Additionally, because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, and therefore the Company does not expect there to be any broker non-votes at the Shareholder Meeting.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under Nasdaq rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Shareholder Meeting.
If you are a Company shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:
Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interest of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders and recommends that the Company’s shareholders vote “FOR” the Adjournment Proposal.
Q:
What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:
The Company’s directors and officers may have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Certain Interests of the Company’s Directors and Officers and Others in the Extension Amendment Proposal” in this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:
No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Q:
If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of warrants issued in connection with the Company’s initial public offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card. If you hold your shares through a brokerage firm, bank or other nominee, then you should vote in accordance with the voting instruction form provided by your broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If the Charter Extension is approved and you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(i)
(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on July 3, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your Class A Ordinary Shares for cash and (b) deliver an instrument of transfer duly executed in favor of the Company in respect of your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms), either physically or electronically through Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants. If a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the approval of the Extension Amendment Proposal, holders of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account, divided by the number of then-outstanding Class A Ordinary Shares. As of the Record Date, this would have amounted to approximately $10.87 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and following such deadline, with our consent, until the Shareholder Meeting. If you deliver an instrument of transfer duly executed in favor of the Company in respect of your Class A Ordinary Shares (along with any applicable share certificates and redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (and any applicable share certificates) (either physically or electronically through DTC, as required). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, following such deadline, with our consent, prior to Shareholder Meeting. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically through DTC) to the Transfer Agent by 5:00 p.m., Eastern Time, on July 3, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of the Public Warrants that you may hold.
Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
The Company will pay the cost of soliciting proxies for the Shareholder Meeting. The Company has engaged Advantage Proxy, Inc (“Advantage Proxy”) to assist in the solicitation of proxies for the Shareholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors and officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O Box 10904
Yakima, WA 98909
Toll-free (877) 870-8565
Collect (206) 870-8565
Email: ksmith@advantageproxy.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver an instrument of transfer duly executed in favor of the Company in respect of your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms) (either physically or electronically through DTC) at the address below prior to 5:00 p.m., Eastern Time, on July 3, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, NY 10004
E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of our shareholders to be held on July 8, 2025, and at any adjournment. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about June 2, 2025 to all shareholders of record of the Company as of the Record Date. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on July 8, 2025 at 10:00 a.m., Eastern Time, electronically at www.cstproxy.com/sparkiacquisition/SM2025. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting, ask questions and vote via live webcast by visiting www.cstproxy.com/sparkiacquisition/SM2025.
You can pre-register to attend the virtual Shareholder Meeting starting July 2, 2025 at 9:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser www.cstproxy.com/sparkiacquisition/SM2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker. If you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7081013#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, the Company’s shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, the Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination from July 11, 2025 to September 29, 2026, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association; and

2.
Proposal No. 2 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
Voting Power; Record Date
As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on May 21, 2025, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 16,422,078 issued and outstanding Ordinary Shares, of which 10,000,000 Class A Ordinary Shares are held by the Company public shareholders and 6,422,078 Class B Ordinary Shares are held by the Initial Shareholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence, virtually or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. Class B Ordinary Shares held by the Initial Shareholders, who collectively held 39.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the proposals voted upon at the Shareholder Meeting.
Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when: (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders; (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares; and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that both of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on the proposals to be voted on at the Shareholder Meeting without your instruction.
Because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting.
The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the Record Date, the Initial Shareholders collectively held 39.1% of the issued and outstanding Ordinary Shares.
The following table reflects the number of additional Public Shares required to approve each proposal:
		Number of Additional Public Shares Required to Approve Proposals
Proposals	Approval Proposals	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution(1)	N/A	4,525,974
Adjournment Proposal	Ordinary Resolution(2)	N/A	1,788,961

(1)
Under the Memorandum and Articles of Association and Cayman Islands law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.

(2)
Under the Memorandum and Articles of Association and Cayman Islands law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting.

Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on the Record Date, you may vote with respect to the proposals virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our Units, you may vote virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote if you have already voted by proxy.
If your shares, including those shares held as a constituent part of our Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares virtually at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.
You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting www.cstproxy.com/sparkiacquisition/SM2025 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify the Company’s Chief Executive Officer in writing to Spark I Acquisition Corporation, 3790 El Camino Real, Unit #570, Palo Alto, CA 94306 before the Shareholder Meeting that you have revoked your proxy; or

•
you may attend the Shareholder Meeting, revoke your proxy, and vote as indicated above.

No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are a shareholder and have questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, our proxy solicitor, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com.
Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the approval of the Extension Amendment Proposal, shareholders holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.87 per share as of the Record Date), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for the Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, Company’s transfer agent, in which you: (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash; and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)
deliver an instrument of transfer duly executed in favor of the Company in respect of your Class A Ordinary Shares to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on July 3, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, the Company’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically through DTC) to Continental, the Company’s transfer agent, prior to 5:00 p.m., Eastern Time, on July 3, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, without our prior consent, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the initial public offering. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Class A Ordinary Shares sold in the initial public offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on the Record Date was $10.8434 per share. The cash held in the Trust Account on such date was approximately $108,676,137.26 (or approximately $10.87 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises their redemption rights, then such holder will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to the Company’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to a particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights
There are no appraisal rights available to shareholders in connection with the Extension Amendment Proposal.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Shareholder Meeting. The Company and its directors and officers and employees may also solicit proxies. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Advantage Proxy a fee of $8,500 plus disbursements, reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company shareholders. Directors and officers and employees of the Company who solicit proxies will not be paid additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete a Business Combination.
Without the Charter Extension, the Company believes that the Company may not be able to complete a Business Combination on or before July 11, 2025. If that were to occur, the Company would be forced to liquidate the Trust Account.
As contemplated by the Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is approved.
On the Record Date, the redemption price per Public Share was approximately $10.87, based on the aggregate amount on deposit in the Trust Account of approximately $108,676,137.26 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $10.8434. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before July 11, 2025.
Reasons for the Extension Amendment Proposal
The Memorandum and Articles of Association provide that the Company has until July 11, 2025, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association, to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained so that the Company will have an additional amount of time to consummate a Business Combination. Without the Charter Extension, the Company believes that the Company may not be able to complete a Business Combination on or before July 11, 2025. If that were to occur, the Company would be forced to liquidate the Trust Account.
The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. Unless the Extension Amendment Proposal is approved, the Company will not proceed with the Charter Extension.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before July 11, 2025, the Company will as promptly as reasonably possible but not more than ten business days following July 11, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,422,078 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which may expire worthless in the event the Company liquidates the Trust Account.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date are made. The Company will then continue to attempt to consummate a Business Combination until the Charter Extension Date unless the Board, in its sole discretion, determines that an earlier liquidation is in the best interests of the Company’s shareholders. The Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.
You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders. You will also retain the right to redeem your Public Shares for cash in the event such Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.
Certain Interests of the Company’s Directors and Officers and Others in the Extension Amendment Proposal.
When you consider the recommendation of the Board, you should be aware that aside from their interests as shareholders, the Sponsor and certain of the Company’s directors and officers have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Company shareholders that they approve the Extension Amendment Proposal. The Company shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal. In particular:

•
the Sponsor (including certain of the Company’s officers and directors who are members of the Sponsor) has invested in the Company an aggregate of $8,515,535, comprised of the $25,000 purchase price for 6,870,130 Class B Ordinary Shares (of which 448,052 shares were forfeited and 8,500,000 shares were transferred to certain of the Company’s directors and officers) and the $8,490,535 purchase price for 8,490,535 Private Placement Warrants. Certain of the Company’s officers and directors have a direct or indirect economic interest in such shares. Assuming a trading price of $10.8434 per Class A Ordinary Share and $0.209 per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on Nasdaq on the Record Date), the 6,422,078 Class B Ordinary Shares and 8,490,535 Private Placement Warrants would have an implied aggregate market value of $71,411,682.40. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.32 per share, the aggregate market value of the 6,422,078 Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment by the Sponsor. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company is unable to complete a Business Combination before July 11, 2025, the Initial Shareholders may lose their entire investment in the Company;

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the Sponsor purchased 8,490,535 Private Placement Warrants for $8,490,535, or $1.00 per Private Placement Warrant, in a private placement that closed simultaneously with our initial public offering. Certain of the Company’s officers and directors have an indirect economic interest in such Private Placement Warrants. If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by July 11, 2025, then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by the Sponsor may be worthless;
•
the Sponsor may lose its entire investment in the Company if the Extension Amendment Proposal is not approved and the Company does not complete a Business Combination by July 11, 2025 (or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association). If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before July 11, 2025, the Company will as promptly as reasonably possible but not more than ten business days following July 11, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such event, the 6,422,078 Class B Ordinary Shares purchased by the Sponsor for $25,000 and the 8,490,535 Private Placement Warrants purchased by the Sponsor for $8,490,535 may be worthless;

•
the Initial Shareholders have agreed not to redeem any of the Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by July 11, 2025 (or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association);

•
the Sponsor and the Company’s officers and certain directors may lose their entire investment in the Company and may not be reimbursed for loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by July 11, 2025 (or such earlier date as the Board may approve in accordance, or such later date as the shareholders may approve, with the Memorandum and Articles of Association). As of March 31, 2025, there were loans extended, fees due and outstanding out-of-pocket expenses of $1,443,500 in the aggregate;

•
if the Trust Account is liquidated, including in the event the Company is unable to complete a Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.05 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of all rights to seek access to the Trust Account;

•
the continued receipt of consulting fees paid in cash to the Company’s directors and officers as described in the Annual Report; and

•
the continued indemnification of the Company’s existing directors and officers and continued coverage under a directors’ and officers’ liability insurance policy after a Business Combination.

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the approval of the Extension Amendment Proposal, shareholders holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.87 per share as of the Record Date), calculated as of two business days prior to the Shareholder Meeting.

If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. Unless the Extension Amendment Proposal is approved, the Company will not proceed with the Charter Extension.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for the Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, the Company’s transfer agent, in which you: (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash; and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)
deliver an instrument of transfer duly executed in favor of the Company in respect of your Class A Ordinary Shares to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on July 3, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, the Company’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless an instrument of transfer duly executed in favor of the Company in respect of the holder’s Class A Ordinary Shares have been delivered (either physically or electronically through DTC) to Continental (together with any applicable share certificates and redemption forms) prior to 5:00 p.m., Eastern Time, on July 3, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, without our prior consent, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the initial public offering. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Class A Ordinary Shares sold in the initial public offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on the Record Date was $10.8434 per share. The cash held in the Trust Account on such date was approximately $108,676,137.26 (or approximately $10.87 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises their redemption rights, then such holder will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to the Company’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote the Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the Record Date, the Initial Shareholders collectively held 39.1% of the issued and outstanding Ordinary Shares. As a result, in addition to approval by the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 4,525,974 Ordinary Shares held by public shareholders (or approximately 45.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution, that Article 164 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164:
“(a)   In the event that the Company does not consummate a Business Combination within 36 months of the effectiveness of the IPO registration statement, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In the event that the Company is wound up for any reason prior to the consummation of a Business Combination, the Company shall also be required to follow the procedures outlined in sub-articles (ii) and (iii) of this Article 164(a).
(b)   If any amendment is made to Article 164(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within 36 months of the effectiveness of the IPO registration statement or with respect to any other provision relating to the rights of holders of our Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal; or if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. If so determined, the Company will provide you with appropriate notice.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under the Memorandum and Articles of Association and Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote the Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the Record Date, the Initial Shareholders collectively held 39.1% of the issued and outstanding Ordinary Shares. As a result, in addition to approval by the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 1,788,961 Ordinary Shares held by public shareholders (or approximately 17.9% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS
EXERCISING REDEMPTION RIGHTS
The following is a discussion of material U.S. federal income tax considerations for holders of Public Shares that elect to have their Public Shares redeemed for cash. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment) and addresses only the tax considerations of the redemption of the Public Shares as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights.” Except as otherwise discussed below, this discussion does not address the tax considerations relevant to a holder of the Company shares that are not Public Shares or to a holder of the Company warrants (including the Public Warrants). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
•
financial institutions or financial services entities;

•
broker-dealers;

•
partnerships and other entities that are treated as pass-through entities for U.S. federal income tax purposes, including S corporations;

•
taxpayers that are subject to or elect to apply the mark-to-market accounting rules under Section 475 of the Internal Revenue Code of 1986, as amended (the “Code”);

•
tax-exempt entities;

•
governments or agencies or instrumentalities;

•
tax-qualified retirement plans;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents or citizens of the United States;

•
persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•
persons subject to the alternative minimum tax;

•
Redeeming U.S. Holders whose functional currency is not the U.S. dollar;

•
controlled foreign corporations or passive foreign investment companies or their shareholders;

•
corporations that accumulate earnings to avoid U.S. federal income tax;

•
“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•
foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii); or

•
Redeeming Non-U.S. Holders (except as otherwise discussed below).

This discussion is based on the Code, Treasury Regulations promulgated under the Code, and judicial and administrative interpretations of the Code and Treasury Regulations promulgated under the Code, all as in effect on the date of this proxy statement. All of the foregoing is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described in this proxy statement. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax or other laws, such as gift or estate tax, the Medicare tax on net investment income, or the Foreign Account Tax Compliance Act, or state, local, non-U.S. or other laws. The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described in this proxy statement. The IRS may disagree with the discussion in this proxy statement, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because all Units, each of which consists of one Public Share and one-half of one Public Warrant (with a whole Public Warrant representing the right to acquire one Public Share), are separable at the option of the holder, the Company is treating each Public Share and one-half of one Public Warrant held by a holder of a Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally is not expected to be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Purchase Price Allocation for Holders who Purchased Units
Each holder who purchased Units must allocate the purchase price paid by such holder for a Unit between the Public Share and the one-half of one Public Warrant comprising such Unit, based on their respective relative fair market values at the time of purchase. The initial tax basis of a holder who purchased Units in the Public Share and the one-half of one Public Warrant associated with those Units should equal the portion of the purchase price allocated thereto.
Certain U.S. Federal Income Tax Considerations to Redeeming U.S. Holders
This section is addressed to Redeeming U.S. Holders of Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Public Shares and is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies under Section 302 of the Code as a sale of the Public Shares redeemed or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s Public Shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Public Shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s Public Shares generally will equal the cost of such Public Shares, which for Redeeming U.S. Holders who purchased Units is generally determined as described in the section above under the heading “— Purchase Price Allocation.”
The redemption generally will qualify as a sale of such Public Shares if the redemption either: (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder; (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company; or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares of the Company directly owned by such Redeeming U.S. Holder, but also shares of the Company that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own shares of the Company owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares of the Company such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares that could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either: (i) all of the shares of the Company directly or constructively owned by such Redeeming U.S. Holder are redeemed; or (ii) all of the shares of the Company directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares of the Company owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares of the Company. The redemption will be “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the redeemed Public Shares under Section 301 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. If the Company is or in its preceding taxable year was a PFIC (as discussed below under “— Passive Foreign Investment

Company Rules”), such dividends will be taxable to a non-corporate Redeeming U.S. Holder at ordinary income rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s redeemed Public Shares, and any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s redeemed Public Shares. Any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other Company shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) in a taxable year for U.S. federal income tax purposes if either: (i) at least 75% of its gross income in such taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income; or (ii) at least 50% of its assets in such taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because the Company is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely has been a PFIC since its first taxable year, and will continue to be treated as a PFIC until it no longer satisfies the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
Under the PFIC rules, holders of options and warrants to acquire PFIC stock are generally treated as owing such PFIC stock, but the qualified electing fund (“QEF”) and mark-to-market elections described below are not available with respect to such options or warrants.
If we are determined to be a PFIC for any taxable year (or portion of any taxable year) during which a Redeeming U.S. Holder held (or is deemed to hold) the Public Shares, and the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) our shares (or a timely QEF election for a subsequent taxable year along with a purging election) or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Public Shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption of the Public Shares to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, and any taxable year of the Redeeming U.S. Holder before the first day of the first taxable year in which we were a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions of other taxable years) of the Redeeming U.S. Holder will be taxed at the highest tax rate in effect for individual or corporate taxpayers, as applicable, for that year; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above with respect to the Public Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. If a Redeeming U.S. Holder makes a QEF election for a taxable year after our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) our shares, that shareholder would also need to make a purging election in order to possibly avoid being subject to the consequences described above on distributions (or other inclusions) with respect to, and dispositions of, our stock. One type of purging election creates a deemed sale of the Redeeming U.S. Holder’s Public Shares at their then fair market value and requires the Redeeming U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a “PFIC Annual Information Statement,” to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to the Company is contingent upon, among other things, the provision by the Company of a PFIC Annual Information Statement to such Redeeming U.S. Holder. We make readily available on our website a PFIC Annual Information Statement and, upon written request, will endeavor to provide to a Redeeming U.S. Holder such other information as the IRS may require in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to the Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares or because of a timely QEF election for a subsequent taxable year along with a purging election), any gain recognized on the sale of the Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made “a mark-to-market” election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income (and any loss recognized on a sale or other taxable disposition of the Public Shares will be treated as capital loss to the extent it exceeds the net amount of previously included income as a result of the mark-to-market election). However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of its holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption or selling, transferring or otherwise disposing of their shares or warrants should consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.
U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders
This section is addressed to Redeeming Non-U.S. Holders of Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption of the Public Shares unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder) or the holder is a nonresident alien present in the United States for 183 days or more in the taxable year of the disposition who meets certain other requirements.
Dividends (including constructive dividends) and gains that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States)

generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate, or a lower rate as may be specified by an applicable tax treaty or other applicable law.
Redeeming Non-U.S. holders who are nonresident aliens that are present in the United States for 183 days or more in the taxable year of the disposition and who meet certain other requirements will be subject to U.S. federal income tax on their net gains from the disposition of Public Shares, which may be offset by certain U.S.-source capital losses of the non-U.S. holder at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Non-U.S. holders of Public Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Public Shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on their federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability so long as the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state or local, or foreign or other income or other tax laws) of the redemption of your Public Shares in connection with the Extension Amendment Proposal.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY
General
We are a blank check company incorporated on July 12, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar combination with one or more businesses or assets. To date, our efforts have been limited to organizational activities and activities related to the search for a target business for our initial business combination. We have generated no revenues to date, and we do not expect that we will generate operating revenues at the earliest until we consummate our Business Combination.
Initial Public Offering and Private Placement
On October 11, 2023, we consummated our initial public offering of 10,000,000 Units. Each Unit consists of one Class A Ordinary Share and one-half of one Public Warrant, with each Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, beginning 30 days after the completion of a Business Combination. Simultaneously with the closing of the initial public offering, we consummated the private placement of 8,490,535 Private Placement Warrants to the Sponsor, generating total proceeds of $8,490,535. A total of $100,500,000 ($10.05 per Unit, which amount includes $3,500,000 of the underwriters’ deferred discount) of the net proceeds from the sale of Units and the Private Placement Warrants was placed in the Trust Account for the benefit of the public shareholders.
In order to finance our working capital needs, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, provide us working capital loans. On January 28, 2025, we issued an unsecured promissory note in the principal amount of up to $1,900,000 to the Sponsor, of which we had been advanced $840,000 as of December 31, 2024. The advance was converted to this promissory note once the note was executed on January 28, 2025.
Our Units began to trade on Nasdaq under the symbol “SPKLU” on October 6, 2023. Our Class A Ordinary Shares and Public Warrants comprising the Units began separate trading on Nasdaq on November 27, 2023, under the symbols “SPKL” and “SPKLW,” respectively.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of the date of this proxy statement, based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•
each of the Company’s executive officers and directors that beneficially owns Ordinary Shares; and

•
all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 16,422,078 Ordinary Shares issued and outstanding as of the date of this proxy statement, of which 10,000,000 were Class A Ordinary Shares and 6,422,078 were Class B Ordinary Shares. On all matters to be voted upon, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of Class A Ordinary Shares underlying any of the Company’s warrants as the warrants are not exercisable within 60 days of the date of this proxy statement.
	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
5% Holders
SLG SPAC Fund LLC (our Sponsor)(3)	—	—	5,572,078	86.8%	33.9%
Wealthspring Capital LLC(4)	628,915	6.3%	—	—	3.8%
HGC Investment Management Inc.(5)	950,000	9.5%	—	—	5.8%
Entities affiliated with AQR Capital Management(6)	600,000	6.0%	—	—	3.7%
Karpus Investment Management(7)	1,155,600	11.6%	—	—	7.0%
Entities affiliated with First Trust Capital(8)	785,102	7.9%	—	—	4.8%
Directors and Executive Officers
James Rhee	—	—	250,000	3.9%	1.52%
Ho Min (Jimmy) Kim	—	—	—	—	*
Kurtis Jang	—	—	100,000	1.6%	*
Cuong Viet Do	—	—	100,000	1.6%	*
Shin-Bae Kim	—	—	100,000	1.6%	*
Willy Lan	—	—	100,000	1.6%	*
Tony Ling	—	—	100,000	1.6%	*
Cathrine Mohr	—	—	100,000	1.6%	*
All executive officers and directors as a group (eight individuals)	—	—	850,000	13.2%	5.2%

*
Less than 1%

(1)
Unless otherwise indicated, the business address of each of our shareholders is c/o Spark I Acquisition Corporation, 3790 El Camino Real, Unit #570, Palo Alto, CA 94306.

(2)
Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis, subject to adjustment.

(3)
SLG SPAC Fund LLC, our Sponsor, is the record holder of such shares. The sole managing member of our Sponsor is SparkLabs Group Management, of which Bernard Moon is a managing member and may be deemed the beneficial owner of such shares.

(4)
Based on a Schedule 13G filed on February 8, 2024 by Wealthspring Capital LLC and Matthew Simpson. The principal business address for Wealthspring Capital LLC and Mr. Simpson is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(5)
Based on a Schedule 13G filed on February 14, 2024 by HGC Investment Management Inc., a company incorporated under the laws of Canada, which serves as the investment manager to The HGC Fund LP, an Ontario limited partnership. The principal business address for each of these entities is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(6)
Based on a Schedule 13G filed on February 14, 2024 by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC. The principal business address for each of these entities is One Greenwich Plaza, Greenwich, CT 06830.

(7)
Based on a Schedule 13G filed on November 12, 2024 by Karpus Investment Management. The principal business address for Karpus Investment Management is 183 Sully’s Trail, Pittsford, New York 14534.

(8)
Based on a Schedule 13G filed on November 14, 2024 by First Trust Merger Arbitrage Fund, First Trust Capital Management L.P., First Trust Capital Solutions L.P. and FTCS Sub GP LLC. The principal address for First Trust Merger Arbitrage Fund is 235 West Galena Street, Milwaukee, WI 53212. The principal address for First Trust Capital Management L.P., First Trust Capital Solutions L.P. and FTCS Sub GP LLC is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, and the Charter Extension is implemented, the Company’s next annual general meeting will be held will be held no later than December 31, 2025. Any proposals to be included in the proxy materials for such annual general meeting pursuant to Rule 14a-8 of the Exchange Act must be received by the Company no later than June 17, 2025 (or if the date of such annual general meeting is more than 30 days before or more than 30 days after November 7, 2025, a reasonable time before the Company begins to print and send its proxy materials) and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
The Company’s Memorandum and Articles of Association also provide that shareholders seeking to bring business before such annual general meeting or to nominate candidates for appointment as directors at such annual general meeting must deliver notice to the principal executive office of the Company not less than 120 days and not more than 150 days prior to the date such annual general meeting. In addition to satisfying the foregoing requirements under the Company’s Memorandum and Articles of Association, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under the Company’s Memorandum and Articles of Association. Pursuant to Rule 14a-19, shareholders who intend to solicit proxies in support of director nominees (other than the Company’s nominees) in connection with such annual general meeting must provide the information required by Rule 14a-19 no later than September 8, 2025. However, if the date of such annual general meeting is more than 30 days before or more than 30 days after November 7, 2025, then the Company must receive notice by the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which the public announcement of the date of such annual general meeting is first made.
If the Extension Amendment Proposal is not approved and a Business Combination is not consummated, the Company will liquidate the Trust Account and delist from Nasdaq and we would not expect to hold an annual general meeting. You should direct any proposals to the Company’s Chief Executive Officer at Spark I Acquisition Corporation, 3790 El Camino Real, Unit #570, Palo Alto, CA 94306.

HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. Known as “householding,” this process reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Spark I Acquisition Corporation, 3790 El Camino Real, Unit #570, Palo Alto, CA 94306, to inform us of their request; or if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website, which contains reports, proxy statements and other information, at www.sec.gov.
This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact the Company in writing at Spark I Acquisition Corporation, 3790 El Camino Real, Unit #570, Palo Alto, CA 94306 or by telephone (650) 353-7082.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for the Company, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than June 30, 2025.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
SPARK I ACQUISITION CORPORATION
RESOLVED, as a special resolution, that Article 164 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164:
“(a)   In the event that the Company does not consummate a Business Combination by 30 months after the closing of the IPO, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In the event that the Company is wound up for any reason prior to the consummation of a Business Combination, the Company shall also be required to follow the procedures outlined in sub-articles (ii) and (iii) of this Article 164(a).
(b)   If any amendment is made to Article 164(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within 30 months from the closing of the IPO or with respect to any other provision relating to the rights of holders of our Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.”

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK !!!EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 2025 SPARK I ACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 7, 2025.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. To attend: https://www.cstproxy.com/ sparkiacquisition/SM2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. !FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED !PROXY CARDTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this ! Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, the Company’s amended and restatedmemorandum and articles of association (the “Memorandum and Articles of Association”) pursuant to an amendment in the form set forth on Annex A to the proxy statement for the Extraordinary General Meeting. If adopted, the proposed amendment will extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from July 11, 2025 to September 29, 2026 (the “Charter Extension Date”), or such earlier date as the Company’s board of directors (the “Board”) may approve or such later date as the shareholders may approve in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”). FOR AGAINST ABSTAIN !!! Proposal No. 2—Adjournment Proposal—To adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. FOR AGAINST ABSTAIN!!! CONTROL NUMBER SignatureSignature, if held jointlyDate, 2025 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholdersto be held on July 8, 2025:This notice of meeting and the accompany proxy statement are available athttps://www.cstproxy.com/sparkiacquisition/SM2025!FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED !SPARK I ACQUISITION CORPORATIONTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2025The undersigned appoints James Rhee and Kurtis Jang, and each of them as proxies, each with the power to appoint a substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Spark I Acquisition Corporation held of record by the undersigned at the close of business on May 21, 2025 at the Extraordinary General Meeting of Spark I Acquisition Corporation to be held on July 8, 2025 at 10:00 a.m. Eastern Time, or at any adjournment thereof.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.(Continued and to be marked, dated and signed on reverse side)